ACCOUNTS RECEIVABLE AND OTHER (Tables)	6 Months Ended
Jun. 30, 2020
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of accounts receivable and other
The components of accounts receivable and other are as follows:

(US$ Millions)	Jun. 30, 2020	Dec. 31, 2019
Derivative assets	$67	$80
Accounts receivable(1) - net of expected credit loss of $81 million (2019 - $48 million)	781	510
Restricted cash and deposits	250	239
Prepaid expenses	276	278
Other current assets	269	300
Total accounts receivable and other	$1,643	$1,407
(1)  See Note 30, Related Parties, for further discussion

With respect to accounts receivable, the partnership recorded a $37 million loss allowance in commercial property operating expenses for the six months ended June 30, 2020. As of June 30, 2020, the partnership has collected approximately 94% of second quarter office rents and 35% of second quarter retail rents. While working to preserve profitability and cash flow, the partnership is also working with its tenants regarding requests for lease concessions and other forms of assistance, although the partnership has not actually executed a significant number of agreements as of June 30, 2020. While the partnership anticipates that it may grant further rent concessions, such as the deferral or abatement of lease payments, such rent concession requests are evaluated on a case-by-case basis. Where tenants are expected to be able to meet their lease obligations after concessions have been granted, the allowance for expected credit losses includes only the portion of the expected abatements that is deemed attributable to the current period, considering the weighted average remaining lease terms. Not all requests for rent relief will be granted as the partnership does not intend to forgo its legally enforceable contractual rights that exist under its lease agreements.